                                                                    Exhibit 31.2

                  CERTIFICATION PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

         I,  Mark D.  MacFarlane,  Chief  Operating  Officer  and  acting  Chief
Financial Officer (Principal Accounting Officer), certify that:

1.       I have reviewed this quarterly report on Form 10-QSB of Enclaves Group,
         Inc.;

2.       Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition,  results of operations and cash flows of the small business  issuer as of, and for, the periods  presented in this report;

4.       The  small  business  issuer's  other  certifying  officer  and  I  are responsible for  establishing and maintaining  disclosure  controls and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))
         and internal  control over financial  reporting (as defined in Exchange
         Act Rules  13a-15(f) and 15d-15(f)  for the small  business  issuer and have:

         (a)      Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the  small  business  issuer,  including  its  consolidated subsidiaries,  is made  known  to us by  others  within  those entities,  particularly during the period in which this report is being prepared;

         (b)      Designed such internal  control over financial  reporting,  or caused such internal  control over  financial  reporting to be
                  designed  under  our   supervision,   to  provide   reasonable
                  assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

         (c)      Evaluated the  effectiveness  of the small  business  issuer's disclosure  controls  and  procedures  and  presented  in this
                  report  our  conclusions   about  the   effectiveness  of  the
                  disclosure  controls  and  procedures,  as of  the  end of the period covered by this report based on such evaluation; and

         (d)      Disclosed  in this  report  any  change in the small  business
                  issuer's  internal  control  over  financial   reporting  that
                  occurred during the small business issuer's most recent fiscal quarter (the small business  issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially  affect, the small business issuer's internal control over financial reporting; and

5.       The small  business  issuer's  other  certifying  officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial  reporting,  to the small business  issuer's auditors and the audit  committee of the small business  issuer's board of directors (or persons performing the equivalent functions):

         (a)      All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the small business issuer's ability to record, process,  summarize and report financial information; and

         (b)      Any fraud,  whether or not material,  that involves management or other  employees who have a  significant  role in the small business issuer's internal control over financial reporting.

Dated:  June 23, 2006                          /s/ Mark D. MacFarlane
                                               ---------------------------------
                                               Mark D. MacFarlane
                                               Chief Operating Officer and
                                                 acting Chief Financial
                                                 Officer (Principal
                                                 Accounting Officer)